United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

October 1, 2025
Date of Report (Date of earliest event reported)

Priority Technology Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37872	47-4257046
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2001 Westside Parkway
Suite 155
Alpharetta,	Georgia	30004
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (800) 935-5961

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.001 par value	PRTH	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of (1933 §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry into a Material Definitive Agreement

On October 1, 2025, Priority DMS, LLC (“Priority DMS”) and Priority Payment Systems, LLC (“PPS”), each an indirect, wholly-owned subsidiary of Priority Technology Holdings, Inc. (the “Company”), entered into, and closed the transaction contemplated by, an Asset Purchase and Contribution Agreement (the “Purchase Agreement”), by and among Priority DMS as buyer, PPS (solely with respect to PPS’s obligation to contribute $35,000,000 in cash to Priority DMS for the cash portion of the purchase price payable to Seller at closing, in exchange for the issuance and conversion of PPS’s equity interest in Priority DMS into Class A Units of Priority DMS), DMSJV, LLC, as seller (“Seller”), and Amberly Allen and Laura Sherman, as principals. Pursuant to the Purchase Agreement, Priority DMS acquired substantially all of the assets of Seller used in its business to market and sell to merchants card processing and ACH processing services and other ancillary services for a purchase price consisting of (i) a base cash price of $35,000,000, (ii) 23,333 and 1/3 Class B Units of Priority DMS, and (iii) up to $22,500,000 in earnout payments over a three-year period based cumulative gross profit (determined in accordance with the methodology and principles set forth in the Purchase Agreement) reaching a certain threshold. Revenue received by the Company under a processing agreement entered by and between the Company and Seller will be included in the calculation of gross profit in determining whether the performance targets are met for the payment of earnout payments under the Purchase Agreement. Up to 50% of the Class B Units of Priority DMS may be converted into common stock of the Company.

The parties to the Purchase Agreement have each agreed, subject to specified conditions and limitations, to indemnify the other party for losses arising from certain types of claims, as applicable and as detailed in the Purchase Agreement.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Purchase Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Purchase Agreement contains various representations and warranties made by the parties solely for the benefit of the other parties to the Purchase Agreement. Such representations and warranties (a) have been made only for purposes of the Purchase Agreement, (b) have been qualified by confidential disclosures made to the other parties in connection with the Purchase Agreement, (c) are subject to materiality qualifications contained in the Purchase Agreement that may differ from what may be viewed as material by investors, (d) were made only as of the date of the Purchase Agreement or such other date as is specified in the Purchase Agreement, and (e) have been included in the Purchase Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as facts. Accordingly, investors should not rely on the representations or warranties or any descriptions thereof as characterizations of the actual state of facts or condition of the assets acquired, the Company, or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be reflected in the Company’s public disclosures.

Credit Agreement Amendment

On October 1, 2025, Priority Holdings, LLC, a direct wholly-owned subsidiary of the Company, as the sole Borrower Representative under the Credit Agreement (as defined below) (the “Borrower Representative”), the other Credit Parties (as defined in Amendment No. 3 (as defined below)) party thereto, the 2025-2 Incremental Term Lender (as defined in Amendment No. 3) and Truist Bank, as administrative agent and collateral agent (the “Agent”), entered into Amendment No. 3 to the Credit and Guaranty Agreement (“Amendment No. 3”), which amended the Credit and Guaranty Agreement, dated as of May 16, 2024 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, including by that certain Amendment No. 1 to the Credit and Guaranty Agreement, dated as of November 21, 2024, and by that certain Amendment No. 2 to the Credit and Guaranty Agreement, dated as of July 31, 2025, the “Credit Agreement”; capitalized terms used but not defined herein have the meaning given to them in the Credit Agreement), among the Borrower Representative, the Credit Parties party thereto from time to time, the Lenders party thereto from time to time, and the Agent. Amendment No. 3 amended the Credit Agreement to, among other things, provide for the 2025-2 Incremental Term Loans (as defined in Amendment No. 3) under the Credit Agreement from the 2025-2 Incremental Term Lender in an aggregate principal amount of $35,000,000. The 2025-2 Incremental Term Loans will be part of the same class of Initial Term Loans under the Credit Agreement, and subject to the same terms and secured and guarantied on the same basis, as the Initial Term Loans made pursuant to the Credit Agreement.

The proceeds of the 2025-2 Incremental Term Loans were used to (i) fund a portion of the acquisition of the assets of Seller and (ii) pay fees and expenses incurred in connection with the Purchase Agreement and the consummation of transactions contemplated by Amendment No. 3.

The foregoing description of Amendment No. 3 does not purport to be complete, and is qualified in its entirety by reference to the complete text of Amendment No. 3, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01        Financial Statements and Exhibits
(d) Exhibits – The following exhibit is furnished as part of this Current Report on Form 8-K.

Exhibit Number	Description
10.1	Asset Purchase Agreement, dated October 1, 2025, by and between Priority DMS, LLC as buyer and DMSJV, LLC as seller.
10.2
Amendment No. 3 to the Credit and Guaranty Agreement, dated as of October 1, 2025, by and among Priority Holdings, LLC, as the sole Borrower Representative under the Credit Agreement, the other Credit Parties thereto, the 2025-2 Incremental Term Lender and Truist Bank, as Administrative Agent and Collateral Agent. †

99.1	Press Release issued by Priority Technology Holdings, Inc. dated October 2, 2025.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.
†	Certain exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant agrees to furnish supplementally copies of any of the omitted schedules to the Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 1, 2025

PRIORITY TECHNOLOGY HOLDINGS, INC.

By: /s/ Timothy O'Leary
Name: Timothy O'Leary
Title: Chief Financial Officer